MainStay International Equity Fund	Summary Prospectus February 28, 2011 as revised on October 31, 2011
Class/Ticker	A MSEAX B MINEX C MIECX I MSIIX R1 MIERX R2 MIRRX R3 MIFRX Investor MINNX
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund by going online to mainstayinvestments.com/documents, by calling 800-MAINSTAY (624-6782) or by sending an e-mail to MainStayShareholderServices@nylim.com. The Fund's Prospectus and Statement of Additional Information, both dated February 28, 2011, are incorporated by reference into this Summary Prospectus.
Investment Objective

The Fund seeks to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 121 of the Prospectus and in the "Alternative Sales Arrangements" section on page 125 of the Statement of Additional Information.

	Investor Class	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	5.00%	1.00%	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	None	0.25%	0.50%
Other Expenses	0.60%	0.29%	0.60%	0.60%	0.28%	0.39%	0.39%	0.39%
Total Annual Fund Operating Expenses	1.75%	1.44%	2.50%	2.50%	1.18%	1.29%	1.54%	1.79%

1. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.

2. The management fee is as follows: 0.90% on assets up to $500 million and 0.85% on assets in excess of $500 million, plus a fee for fund accounting services previously provided by New York Life Investment Management LLC ("New York Life Investments") under a separate fund accounting agreement. This addition to the management fee amounted to 0.01% of the Fund's average daily net assets, but did not result in a net increase in the Fund's Total Annual Fund Operating Expenses.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods(except as indicated with respect to Class B and Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Investor	Class A	Class B		Class C		Class I	Class R1	Class R2	Class R3
	Class		Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 718	$ 689	$ 253	$ 753	$ 253	$ 353	$ 120	$ 131	$ 157	$ 182
3 Years	$ 1,071	$ 980	$ 779	$ 1,079	$ 779	$ 779	$ 375	$ 409	$ 486	$ 563
5 Years	$ 1,447	$ 1,294	$ 1,331	$ 1,531	$ 1,331	$ 1,331	$ 649	$ 708	$ 839	$ 970
10 Years	$ 2,499	$ 2,179	$ 2,652	$ 2,652	$ 2,836	$ 2,836	$ 1,432	$ 1,556	$ 1,834	$ 2,105

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 54% of the average value of its portfolio.

MSIE01c-10/11

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Principal Investment Strategies

The Fund invests in those companies that meet the quality and valuation criteria of Madison Square Investors LLC, the Fund's Subadvisor.

The Fund normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of issuers, wherever organized, which do business mainly outside the U.S. It invests in securities of companies which do business in a variety of countries, with a minimum of five countries other than the U.S. This includes countries with established economies as well as emerging market countries that the Subadvisor believes present favorable opportunities.

The Fund may also invest in exchange traded funds ("ETFs").

Investment Process: The Subadvisor seeks to identify investment opportunities through bottom-up analysis and fundamental research. The Subadvisor performs research to identify reasonably priced companies with competitive market advantages that it believes are able to benefit from long-term market trends and that the Subadvisor believes are able to sustainably grow earnings over time regardless of economic climate. Allocations to countries and industries are also a result of the "bottom-up" stock selection process and, as a result, may deviate from the country and industry weightings in the benchmark. The Fund may not perform as well as its peers or benchmark during periods when the stock market favors the securities of businesses with low-quality earnings.

Generally, the Fund seeks to limit its investments in securities of: (i) any one company; (ii) companies in the same industry; (iii) companies located in any one country; and (iv) countries located in emerging markets.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, whether the security has reached its target price, if the investment thesis is invalidated, if superior opportunities to redeploy exist or emerge, or if sector weights or individual positions need to be rebalanced.

Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Fund's shares.

Management Risk: The investment strategies, practices and risk analysis used by the Fund's Subadvisor may not produce the desired results.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio manager's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Foreign Securities Risk: Investments in foreign securities are subject to risks that differ from those of U.S. issuers. These risks may include: fluctuating currency values; less liquid trading markets; greater price volatility; political and economic instability; less publicly available information about issuers; changes in U.S. or foreign tax or currency laws; and changes in monetary policy. Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, imposition of taxes, higher brokerage and custodian fees, currency rate fluctuations or exchange controls or other government restrictions, including seizure or nationalization of foreign deposits or assets. There may also be difficulty in invoking legal protections across borders. Some of these risks may cause the Fund's share price to be more volatile than that of a U.S. only mutual fund. The Fund may also incur higher expenses and costs when making foreign investments, which could affect the Fund's total return. The risks of foreign securities are likely to be greater in emerging market countries than in foreign countries with developed securities markets and more advanced regulatory regimes. Among other things, emerging market countries may have economic structures that are less mature and political systems that are less stable. Moreover, emerging market countries may have less developed securities markets, high inflation, and rapidly changing interest and currency exchange rates. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund's assets.

Exchange Traded Fund Risk: The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. ETFs also have management fees that increase their costs versus owning the underlying securities directly.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE®") Index as its primary benchmark index. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America.

Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class I, R1 and R2 shares, first offered on January 2, 2004, include the historical performance of Class B shares through January 1, 2004. Performance figures for Class R3 shares, first offered on April 28, 2006, include the historical performance of Class B shares through April 27, 2006.Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008. The performance for newer share classes is adjusted for differences in fees and expenses. Unadjusted, the performance shown for the newer classes might have been lower. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

Annual Returns, Class B Shares

(by calendar year 2001-2010)

Best Quarter
2Q/03	17.23%
Worst Quarter
2Q/10	-15.81%

Average Annual Total Returns (for the periods ended December 31, 2010)

	1 Year	5 Years	10 Years
Return Before Taxes
Investor Class	-1.55%	3.29%	4.59%
Class A	-1.20%	3.46%	4.68%
Class B	-1.56%	3.36%	4.38%
Class C	2.43%	3.68%	4.37%
Class I	4.78%	5.06%	5.66%
Class R1	4.71%	4.98%	5.52%
Class R2	4.44%	4.70%	5.30%
Class R3	4.12%	4.43%	4.97%
Return After Taxes on Distributions
Class B	-1.58%	2.33%	3.83%
Return After Taxes on Distributions and Sale of Fund Shares
Class B	-0.24%	2.76%	3.80%
MSCI EAFE® Index (reflects no deductions for fees, expenses, or taxes)	7.75%	2.46%	3.50%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares. After-tax returns for the other share classes may vary.

Management

New York Life Investments serves as the Fund's Manager. Madison Square Investors LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Manager	Service Date
Madison Square Investors LLC	Edward Ramos, Senior Managing Director	Since May 2011
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial intermediary or other financial institution, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class, Class B, or Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class, Class B and Class C shares. However, for Investor Class, Class B, or Class C shares purchased through AutoInvest, a monthly systematic investment plan, a $500 initial investment minimum ($50 for subsequent purchases) applies. Class R1, Class R2, Class R3 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Dealers" in the "Shareholder Guide" section starting on page 129 of the Prospectus.